EXHIBIT 10.3

                                  OFFICE LEASE

19. Parties. This is a Lease for office space in the building located at 377 Route 17 South, Hasbrouck Heights, New Jersey between Satnick Development Corporation, a corporation organized under the laws of the State of New Jersey, as Landlord and, Perma Grass Corporation, a New Jersey corporation, as Tenant.

20. Definitions. As used in this Lease, the following terms shall have the indicated meanings:

      2.1. "Affiliate of Landlord" shall mean any person, firm or corporation which controls or is controlled by Landlord.

      2.2. "Building" shall mean the office building located at 377 Route 17 South, Hasbrouck Heights, New Jersey, commonly known as Airport 17 Office Centre.

      2.3. "Bulding Hours" shall mean the time between 8:00 a.m. and 6:00 p.m., Mondays through Fridays, and from 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Holidays.

      2.4.  "Commencement  Date"  shall  mean the date  determined  pursuant  to
            Article 7 as the date on which the Term commences.

      2.5. "Common Facilities" shall mean the stairwells, elevators, hallways, restrooms nad lobbies in the Building and the driveways and parking lots on the Property.

      2.6. "Force Majeure" shall mean fire, catastrophe, casualty,, strikes or labor trouble, civil commotion, acts of God or the public enemy, governmental prohibitions or regulations, or inability or difficulty in obtaining materials, or any other causes beyond the Landlord's control.

      2.7. "Landlord" or "Lessor" shall mean initially Satnick Development Corporation, a New Jersey corporation; however, the term "Landlord" shall only refer to the holder or holders of the fee title to the Property or the lessee or lessees of the entire interest of such holder or holders, so that upon any transfer of title to the Property, the term shall refer only to the party holding title, and no prior holder of title or lessee of such entire interest shall have any further liability or obligation with respect to the performance of any obligation on the part of the Landlord to be performed under this Lease, except as may be specifically provided herein. A lease of the entire interest of any Landlord shall be deemed a transfer of title for


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            the purposes of this Lease, and the Lessee under such lease shall be deemed to hold title to the Property within the meaning of this Lease.

      2.8. "Mortgagee" shall mean the lessor of any present or future ground or underlying leases affecting all or any part of the Property and the holder of any mortgage which may now or hereafter be placed on or affect such leases or all or any part of the Property or any interest therein, and each of them.

      2.9. "Premises" or "Demised Premises" shall mean the rentable square feet located on the lobby level of the building commonly known as Suite 116 (which is subject to adjustment in the event Tenant leases additional space in the Building, as hereinafter provided).

      2.10. "Property" shall mean the tract of land in Hasbrouck Heights, New Jersey on which the Building is located, including the Building and any other improvements thereon.

      2.11. "Tenant" or "Lessee" shall mean Perma Grass Corporation.

      2.12. "Term"  shall  mean the  Initial  Term of this Lease as set forth in
            Article 4, as the same may be renewed.

21. Leasing of the Premises. Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, on the terms and conditions contained in this Lease.

      3.1. Tenant and Tenant's agents, employees, licensees and invitees shall also have the right, during the Term, to the reasonable use of the Common Facilities, together with Landlord and other lessees of portions of the Building, their invitees, licensees, agents and employees. Landlord reserves the right to grant to the owners and lesses of office buildings which hereafter may be constructed in the vicinity of the Building and to their invitees, licensees, agents and employees the right to use the driveways located on the Property together with lessees of the Building, and to grant easements and other rights therein for such purpose, provided that same do not materially interfere or otherwise materially diminish the use, occupation and enjoyment of the Premises, Common Facilities and appurtenances thereto by the Tenant or its employees, invitees and guests.

22.   Initial Term. The Premises are leased to the Tenant for an initial term of
      thirty-seven   (37)  months  (the  "Initial  Term"),   commencing  on  the
      Commencement Date, February 1, 1998.

23.   Basic Rent.


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      5.1.  Basic Rent shall be payable in monthly installments,  in advance, on the first day of each calendar month during the term of this Lease, except that a proportionately lesser sum may be paid for the first and last months of the ter of this Lease if the Commencement Date is other than the first day of the month. The annual basic rent payable by Tenant to Landlord during the term hereof shall be as follows:

            (a) The Tenant shall pay to the Landlord during the Initial Term Basic Rent in the amount of Seventy-Six Thousand Eight Hundred Dollars ($76,800.00), at an annual rate of Twenty-five Thousand Six Hundred Dollars ($25,600.00), which shall accrue at the rate of Two Thousand One Hundred Thirty-three Dollars and Thirty-three Cents ($2,133.33), per month. (First month's rent to commence March 1, 1998).

            (b) Tenant shall pay basic rent and any additional rent required to be paid under this Lease in lawful money of the United States to landlord at Landlord's address set forth in the section of this Lease captioned "Notices", or at such other place as Landlord may designate in writing, without demand and without counterclaim, deduction or setoff, except as otherwise provided herein.

            (c) If Tenant shall fail to pay any basic rent or any additional rent, within three (3) days of the date when the same is due and payable, Tenant shall pay upon demand by Landlord, an additional rent hereunder, interest at the rate of eighteen (18%) percent per annum, on all such late payments of rent due hereunder; provided, however, that in no event shall the interest rate exceed the maximum permitted by law.

24. Security Deposit. Tenant has deposited with Landlord the sum of Four Thousand Six Hundred Twenty-six Dollars and Sixty-six Cents ($4,626.66) as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant without interest, after the expiration of the Term (including any Renewal Terms), provided that Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. Landlord shall have the right to apply any part of the security deposit to cure any default of Tenant, and if Landlord does so, Tenant shall, within ten (10) days after written demand, deposit with Landlord the amount applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. In the event the annual basic rent is increased pursuant to Article 24 of this Lease or as otherwise provided herein, Tenant shall deposit with Landlord on each anniversary date of the Commencement Date such additional sums required to increase the Security Deposit then held by Landlord to an amount equal to two (2) months basic rent. In the event of a sale or lease of the Building, and Tenant electric subject to this Lease, the Landlord shall thereupon be considered released by the Tenant from all liability for the return of the security deposit and the Tenant shall look solely to the new


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      Landlord for the return  thereof.  It is agreed that the  foregoing  shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of the Landlord, and any attempt to do so shall be void. Landlord shall provide notice to Tenant of all such transfers of the security deposit within seven (7) days after said transfer. No trust relationship is created between Landlord and Tenant as said security deposit.

25.   Commencement of Term; Estimated Commencement Date.

      7.1. The parties intend that the Commencement Date be on or about February 1, 1998 (the "Estimated Commencement Date"), but the actual Commencement Date shall be fixed and ascertained as hereinafter set forth. The actual Commencement Date shall be the date upon which the Demised Premises shall be "substantially completed". "Substantially Completed" for the purposes of this Lease, and to fix the Tenants liability for the payment of the rents payable under this Lease, shall be the earlier of (a) the date on which the Tenant has procured, if required by law, a temporary or permanent Certificate of Occupancy, which ever is first obtained, permitting occupancy of the Demised Premises by the Tenant, or the date on which Landlord obtains such Certificate of Occupancy, if Landlord elects to obtain same, or (b) the date upon which Landlord has substantially completed the work required to be performed by Landlord pursuant to the Work Letter and any Extras of Change Orders executed pursuant to
            Section 14.1., as determined by landlord in its reasonable judgment. The work to be done by landlord shall be deemed to be substantially completed even though minor details of work or adjustments remain to be done, provided they shall not materially interfere with the Tenant's use of the Premises.

      7.2. After the Commencement Date, Landlord and Tenant, promptly upon the request of either of them, will execute and deliver to each other a certificate in recordable form setting forth the Commencement Date.

      7.3. If Prior to the Commencement Date, Tenant shall enter the Premises with Landlord's prior written consent to make any installations of its equipment, fixtures and furnishings, Landlord shall have no liability or obligation for the care or preservation of Tenant's property.

      7.4. Landlord agrees to provide access to the Premises to permit Tenant's installation of telephones provided same shall not in any way interfere with the work to be performed by Landlord hereunder. The parties agree, however, that failure to complete the telephone installation and to provide service on the Commencement Date or Tenant's failure to timely supply Landlord with the plans and specifications required under the Landlord's Work Letter (Exhibit "B") in accordance with Section 11.1, shall not delay or defer the Commencement Date.


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      7.5.  Anything contained in this Lease to the contrary notwithstanding, if for any reason the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect; and the Commencement Date shall be determined as set forth in Section 7.1 above.

      7.6.  Real Estate Tax Escalation.

            (a)   For the purpose of this Article:

                  (i) The term "Taxes" shall mean (a) the real estate taxes, water and sewer rents and assessments and special assessments imposed upon the Building and/or the land on which the building is erected by and governmental bodies or authorities and (2) any expenses incurred by Landlord in contesting the same. If at any time during the term of this Lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as in addition to, or as a substitute for, the whole or any part of such real estate taxes, water and sewer rents and assessments and special assessments now imposed on real estate, there shall be levied, assessed and imposed
                        (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy, or otherwise on the rents received therefrom, or (y) any other additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges shall be deemed to be included within the term "Taxes" for the purposes hereof.

                  (ii) The term "Base Tax Year" shall mean the Tax Year ending June 30, 1998.

                  (iii) The term  "Base  Tax"  shall mean the taxes for the Base
                        Tax Year.

                  (iv) The term "Tax Year" shall mean the period of twelve (12) calendar months beginning January 1st.

                  (v) The term "Tenant's Share" shall mean one and six-tenths (1 1/6%) percent.

            (b) IF the taxes for any Tax Year during the term of this Lease commencing after the Base Tax Year shall exceed the Base Tax, Tenant shall pay, as additional rent, for such Tax year an amount ("Tax Payment") equal to Tenant's Share of such excess. If a Tax Year ends after the expiration or Termination of the term of this Lease, the Tax Payment therefor shall be prorated to correspond to that portion of such Tax Year occurring within the term of this Lease. If the real estate fiscal tax year in the Municipality


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                  where the Building is located shall be changed during the term of this Lease, any Taxes for a real estate fiscal tax year, a part of which is included within a particular Tax year and part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the particular Tax Year for the purpose of making the computation under this Article.

            (c) The Tax Payment shall be payable by Tenant within ten (10) days after receipt of a demand from Landlord. Notwithstanding the foregoing, at Landlord's option, to be exercised at any time during the term of this Lease upon notice to Tenant, Tenant shall pay on the first day of each month, on account of the Tax Payment, an amount equal to one-twelfth of the Tax Payment for the preceding Tax Year. If Landlord shall exercise such option for the first Tax year following the Base Tax Year and the Taxes for the first Tax Year have not been established, then for such first Tax Year said monthly payments shall be based on the Base Tax of the first Tax Year. If the aggregate payments on account of the Tax Payment in any Tax Year shall exceed the Tax Payment of that Tax Year, the excess shall, at Landlord's option, either be credited against subsequent payments under this Article or promptly refunded to Tenant; and if the Tax Payment for any Tax Year shall exceed the aggregate payments on account of the Tax Payment, the excess shall be promptly paid by Tenant.

            (d) If the Base Tax is reduced as a result of an appropriate proceeding or otherwise, Landlord shall adjust the amount of each Tax payment previously made, and Tenant shall pay the amount of the adjustment on the next rent installment date immediately following receipt of a demand therefor from Landlord setting forth the amount of the adjustment.

            (e) If Landlord shall receive a refund of the Taxes for any Tax Year, Landlord shall pay to Tenant, Tenant's Share of the net refund (after deducting from such total refund the costs and expenses of obtaining same); provided, however, such payment to Tenant shall in no event exceed Tenant's Tax Payment actually paid for such Tax Year.

26. Use and Occupancy. Tenant shall use and occupy the Premises as general offices and for no other purpose.

27.   Repairs and Maintenance.

      9.1. Except as otherwise provided in this Lease, Landlord at its cost and expense, shall keep in good repair the structural parts of the Building, including the walls, roof, floor, foundation, load bearing members, trusses and joists, as well as all plumbing, utilities and facilities located within the walls, ceilings and floors and outside of the Premises, which serve the Premises, except for repairs or


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            maintenance  occasioned  by the  negligence  or  intentional  act of
            Tenant or Tenant's agents, employees, licensees or invitees. Any repairs or maintenance occasioned by the negligence or intentional act of Tenant's agents, employees, licensees or invitees shall be repaired at the cost and expense of Tenant.

      9.2. Except as otherwise provided in this Lease, the Landlord shall take good care of and maintain and repair the lawns, shrubbery, driveways, sidewalks, and entranceways, foyers, curbs and parking lot on the Property, and the Landlord shall provide for snow removal and window cleaning.

      9.3. Tenant covenants and agrees that it shall not cause or permit any waste or damage to the Premises or any overloading of the floors of the Premises. Tenant shall at the expiration of the Term, deliver up the Premises in good order and condition, ordinary wear and tear and damage by fire or other casualty excepted.

      9.4. Except as specifically provided in Section 13.2 and Article 14 of this Lease, there shall be no abatement of rent or allowance to Tenant for any diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business resulting from Landlord's, Tenant's or other's making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Property or the Premises or to the fixtures, appurtenances or equipment thereof. The provisions of this
            Article 9 with respect to the making of repairs shall not apply in the case of fire or other casualty, which is dealt with in Article 13 hereof.

      9.5. Tenant shall throughout the term of this Lease, take good care of the Premises, the fixtures, glass and equipment therein and the plumbing, electrical and other utility system on the Premises, and at Tenant's sole cost and expense, make all repairs thereto as and when needed to preserve all of the foregoing in good working order and condition. Tenant shall also repair all damage to the Building caused by the moving of Tenant's fixtures, furniture and equipment. In addition, throughout the Term, Tenant shall take good care of any additions, alterations, improvements and installations made by or at the request of Tenant in accordance with Article 11 of this Lease, and at Tenant's sole cost and expense, shall make all repairs thereto as and when needed to preserve same in good working order and condition. All repairs required to be made by Tenant shall be of quality or class equal to the original work or construction. If Tenant fails after ten (10) days notice to proceed with due diligence to make repairs required to be made by Tenant, such repairs may be made by the Landlord at the cost and expense of Tenant and the cost and expense thereof incurred by Landlord shall be collectable as additional rent immediately upon demand therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the Premises.

28. Window Cleaning. Tenant will not clean nor require or allow any window in the


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      Premises to be cleaned from the outside  except by parties  authorized  by
      Landlord.

29.   Alterations - As presently constructed and decorated.

      11.1. Annexed hereto as Exhibit __ is "Landlord's Building Standard Work Letter" (the "Work Letter"). Tenant agrees that it shall provide to Landlord, on or before __________, such plans and specifications as are required under the Work Letter and such other plans and specifications as may reasonably be required by Landlord for Tenant's layout, partitioning, electrical, ceiling and other installations, subject to the approval and acceptance of Landlord. Landlord shall furnish and install in accordance with such drawings, so much of the work required by Tenant as is allowed by Landlord's Work Letter, at no additional cost to Tenant. To the extent Tenant requires work, the cost of which is not included in the Work Letter, the same shall be reduced to an "Extra" or "Change Order" to be executed by both the Landlord and Tenant, which shall indicate the work required, the cost thereof to Tenant, and the additional time required, if any, for completion. Any such Extra or Change Order shall be paid by Tenant in advance of Landlord performing such work. Tenant shall be responsible for any delays in completing the Premises by reason of its failure to furnish Landlord with the requisite plans and specifications by the date set forth in this
            Section 11.1.

      11.2. Tenant shall make no alterations, permanent decorations, installations, substitutions, or improvements in or to the Premises, including but not limited to the removal or installation of any partitions, doors, electrical installations, plumbing installations, water coolers, air-conditioning or cooling systems, or any apparatus, whether structural or nonstructural (hereinafter the "Tenant Changes") without Landlord's prior written consent in each instance, and only upon complying with all of the provisions of this
            Section 11.2.

          11.2.1. Prior to commencing any Tenant Changes, Tenant, at its sole cost and expense shall obtain and deliver to Landlord, for Landlord's prior written consent, all of the following:

                  11.2.1.1. Detailed architect's plans and specifications, showing the proposed Tenant Changes;

                  11.2.1.2. A certificate evidencing that Tenant or Tenant's contractors have procured and paid for worker's compensation insurance covering all persons employed in connection with the Tenant Changes or who might asset claims for death or bodily injury against Landlord, Tenant, or the Property;


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                  11.2.1.3.   A certificate  evidencing such additional personal
                              injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Article 31 hereof) as Landlord may reasonably require in connection with the Tenant Changes;

                  11.2.1.4. Copies of all contracts and subcontracts for the completion of the Tenant Changes together with Tenant's written certification as to the estimated total cost of the Tenant Changes;

                  11.2.1.5. If Landlord's estimate of the total cost of the Tenant Changes is in excess of $10,000.00, then at Landlord's option, Tenant shall furnish Landlord with a surety company performance bond in form and substance satisfactory to Landlord, procured at Tenant's cost and expense, and issued by a surety company acceptable to Landlord, in an amount equal to at least 120% of the estimated total cost of the Tenant Changes, guaranteeing to Landlord and Mortgagee the completion thereof and payment therefor within a reasonable time, free and clear of all liens, encumbrances, security interests, and other charges, and in accordance with the plans and specifications and any modifications and amendments thereto approved by Landlord.

                  11.2.1.6. Such permits, authorizations or consents as may be required by any applicable law, rule, order or requirement of any governmental authority having jurisdiction thereof, provided, however, that no plans, specifications or applications (or any modifications or amendments thereto) shall be filed by Tenant with any governmental authority without first obtaining Landlord's prior written consent in each instance.

      11.3. If Landlord determines that the prior written consent of the Mortgagee is required, Tenant shall obtain and deliver such consent to Landlord, at Tenant's sole cost and expense, prior to the commencement of the Tenant Changes, and Tenant shall comply fully with the requirements of the Mortgagee, also at Tenant's sole cost and expense.

      11.4. In no event shall any material or equipment be incorporated in or to the Premises in connection with any Tenant Changes which is subject to any lien, encumbrance, security interest or charge of any kind whatsoever, or subject to any title retention agreement. Any mechanic's or materialman's lien filed against all


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            or any part of the Premises or the Property or  Landlord's  interest therein, for work claimed to have been done for Tenant, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant within ten (10) days thereafter, at Tenant's cost and expense, by filing any bond required by law or otherwise. Tenant shall defend, indemnify and save Landlord harmless from and against any such liens and all costs and expenses (including reasonable attorney's fees) incurred by Landlord in connection therewith.

      11.5. Tenant shall cause all Tenant Changes to be performed promptly at its sole cost and expense;

            11.5.1. Only pursuant to written contracts with contractors and mechanics that have been approved in advance by Landlord in writing;

            11.5.2. In a good and workmanlike manner, using prime quality new materials and equipment, at least equal in quality and class to the original Building installations;

            11.5.3. in compliance with all applicable laws, and government rules, permits, authorizations, licenses, regulations and orders;

            11.5.4. In compliance with all insurance policies affecting the Premises and the Building;

            11.5.5. So as not to disturb or interfere with or delay Landlord in the operation of the Building or the provision of services thereto or to any other lessees of the Building or any of their employees, agents, licensees or invitees;

            11.5.6. So as not to obstruct or cause to obstruct any of the Common Facilities;

            11.5.7. So as not to cause any damage or injury to the Building or to the Property of Landlord or any other lessee of the Building, or any of their employees, agents, licensees or invitees;

            11.5.8. So as not to result in any cost or expense to Landlord whatsoever.

      11.6. Tenant shall not exercise any of its rights pursuant to the provisions of this Article 11 in a manner which would create any work stoppage, picketing, labor disruption or dispute, violate Landlord's union contracts affecting the Property, or interfere with the business of Landlord or any other lessee or occupant of the Building.

      11.7. When furnished by or at the expense of Tenant (except when same is a replacement of an item theretofore furnished and paid for by the Landlord or


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

            against which Tenant has received a credit), all movable property, furniture, furnishings and trade fixtures, other than those affixed so that they cannot be removed without damage to the Building or the Property ("Tenant's Property") shall remain the property of Tenant, and may be removed by Tenant prior to the expiration of the Term. In case Tenant shall decide not to remove any or all of Tenant's Property, Tenant shall notify Landlord in writing, not less than sixty (60) days prior to the expiration of the Term, specifying the items of property which Tenant has decided not to remove. If, within thirty (30) days after receipt of such notice, Landlord shall request Tenant to remove any or all of such property, Tenant shall remove such property, at Tenant's cost and expense, at or prior to the expiration of the Term. At the expiration of other termination of this Lease, Tenant shall restore the Premises and the Property to the same good order and condition as they were in on the Commencement Date hereof, normal wear and tear excepted, and tenant shall repair any damage caused in connection with the removal of any of Tenant's Property therefrom. If Tenant shall fail to remove any or all of Tenant's property, Landlord may remove any or all of such property, and dispose of it or place it in storage, and restore the Premises to good order and condition as herein provided, and Tenant shall reimburse Landlord for all of Landlord's costs and expenses in connection therewith as additional rent, within ten (10) days after Landlord gives Tenant written notice as to the amount hereof. Any of Tenant's Property not removed by Tenant, at the election of Landlord, shall be deemed to be abandoned by Tenant, and Landlord may retain or dispose of such property as Landlord shall elect, without accountability to Tenant but at Tenant's cost and expense. The provisions of this Section 11.7 shall survive termination of this Lease.

      11.8. Unless Landlord elects otherwise (which election shall be made by written notice not less than thirty (30) days prior to the expiration or other termination of this Lease) all alterations, decorations, partitions, installations, additions or improvements upon or to the Property or in the Premises, made by either party subsequent to the Commencement Date and not easily removable by the Tenant without material damage, including, but not limited to, all wall-to-wall carpeting, paneling, railings and the like, affixed to the Property, or for which Tenant has received a credit, shall become the property of the Landlord and shall remain upon and be surrendered with the Premises at the end of the Term. In the event the Landlord shall exercise such election, then such alterations, decorations, installations, additions, or improvements made by Tenant upon the Property or in the Premises as Landlord shall designate in such notice shall be removed by Tenant and Tenant shall restore the Property and the Premises to its condition on the Commencement Date, reasonable wear and tear excepted, at Tenant's cost and expense, at or prior to the expiration or other termination of the Term. If Tenant fails to remove any fixture, equipment, improvement installation or appurtenances which, as herein provided, are required to be removed by Tenant, within the time above specified therefor, then Landlord (in addition to all rights and remedies to which Landlord may be entitled at any time) may, at its election, deem that the same has been abandoned by Tenant and Landlord may retain or dispose of such property and restore the Property to its condition on the Commencement Date without accountability to Tenant and at Tenant's cost and expense. Tenant shall reimburse Landlord for such costs and expenses, as additional rent, within ten (10) days after written notice to Tenant of the amount thereof.

      11.9. Notwithstanding the right of Landlord to approve any matter described in the Article, Landlord shall have no responsibility or liability for the performance or quality of work or materials furnished by any contractor, subcontractor, agent or consultant of Tenant. The approval by Landlord, whether expressed or implied, of any Tenant Changes shall in no way affect Landlord's rights or Tenant's obligations relating to the restoration of the Property and Premises at the expiration or other termination of the Term.

30.   Compliance with Rules and Regulations; Compliance with Law.

      12.1. Tenant shall observe and comply with the rules and regulations hereinafter set forth in Exhibit "A" attached hereto and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to the Tenant, for the safety, care and cleanliness of the Property or for the comfort, quiet and convenience of the other occupants of the Building.

      12.2. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

      12.3. Lessee shall, at its expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating or relating to the use by Lessee of the Premises. Lessee shall neither use nor permit the use of the Premises in any manner that will tend to create waste, nuisance, or damage to the Building.

      12.4. Lessee hereby accepts the Demised Premises subject to all applicable zoning, municipal, county and state laws, ordinances, covenants of record, and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Landlord makes no representations as to any permissive use of zoning ordinance interpretation. Tenant, or Landlord at its sole option, shall be responsible for obtaining, at Tenant's cost and expense, a temporary and/or permanent Certificate of Occupancy for the Premises from the Borough of Hasbrouck Heights permitting Tenant's use of the Property as provided herein, if required by applicable law. Provide however, the Commencement Date set forth in Paragraph 7.1 shall not be delayed or otherwise extended by reason of Tenant's failure to obtain a Certificate of Occupancy on or before the Commencement Date, except if such failure results from Landlord's failure to complete any work required to be performed by Landlord hereunder.

      12.5. Lessee represents and warrants that it has reviewed the Standard Industrial Classification Manual prepared by the Office of Management and Budget of the U.S. and that the S.I.C. number for the operations to be conducted by Tenant at the Premises is _________. Lessee shall advise Lessor immediately in the event its S.I.C. number should change.

            Lessee represents and warrants that the business operations which it shall conduct at the Premises do not constitute the operation of an industrial establishment as defined in the Environmental Cleanup and Responsibility Act (hereinafter "ECRA"), or, on the other hand, if it is or at any time shall become such an industrial establishment, Tenant will comply with all ECRA requirements during operations and at the time of closing, terminating or transferring the operations.

            Lessee represents and warrants that no use to be undertaken shall, in addition to the additional warranties and restrictions contained herein, violate any rules, regulations or statute of the Occupational Safety and Health Administration or any other similar enactment.

            If at any time during the original term or any renewal or extension of this Lease, Lessor shall reasonably believe that Lessee's operation violates ECRA or ay other environmental law or regulation, or for other good cause, including the planned closing, termination or transferring of the operation at, or ownership of, the Premises or the Property, upon sixty (60) days written notice Lessee shall submit to Lessor at Lessee's sole cost and expense, either (1) a letter of non-applicability or a Negative Declaration approved by the New Jersey Department of Environmental Protection, or (2) a Cleanup Plan and a surety bond or other financial security
            guaranteeing   performance   of  the  Cleanup   Plan,   meeting  the
            requirements   of  the  New  Jersey   Department  of   Environmental
            Protection.

31.   Damages to Building; Waiver of Subrogation.

      13.1. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage then Landlord may, no later than the sixtieth (60th) day following the damage, given Tenant notice of election to terminate this Lease, or, if the cost of restoration will exceed fifty (50%) percent of such replacement value and if the substantial portion of the

            Premises are damaged therefrom rendering the Premises wholly untenantable or unfit for occupancy, then Tenant may, no later than the sixtieth (60th) day following the casualty or loss, give the Landlord notice of election to terminate this Lease; provided that Tenant shall not have the right to terminate this Lease in any such event if the damage is caused by Tenant or Tenant's employees, agents, licensees or invitees. If such election is exercised, this Lease shall be deemed to terminate on the fifteenth (15th) day after the giving of such notice. The basic rent, and any additional rent, shall be apportioned as of the date of such termination. If the cost of restoration as estimated by Landlord shall amount to less than twenty-five (25%) percent of the replacement value of the Building, or if, despite the cost, Landlord or Tenant does not elect to terminate this Lease as provided above, Landlord shall restore the Building and the Premises with reasonable promptness, subject to Force Majeure, and the partes shall have waived their right to terminate this Lease. Landlord shall have no duty or obligation to restore Tenant's Property, equipment, fixtures or Tenant Changes. The words "restoration" and "restore" are used in this Article 13 shall include repairs.

      13.2 In any case in which Tenant's use of the Premises is materially and adversely affected by any damage to the Building or appurtenances thereto, the rent accrued and accruing shall not cease but there shall be either an abatement of an equitable reduction in basic rent and additional rent depending on the period for which and the extend to which the Premiss are not reasonably usable for the purposes for which they are leased hereunder. IF the damage results from the fault of the Tenant, or Tenant's agents, employees or invitees, Tenant shall not be entitled to any abatement or reduction in basic rent or additional rent.

      13.3 Notwithstanding the provisions of this Article 13 of this Lease, in any event of loss or damage to the Property, the Building, the Premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party, and, to the extent possible without additional cost, each party shall obtain, for each policy of insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of such insurance, and each party, to such extent permitted, for itself and its insurers hereby waives all such claims against the other party.

32. Eminent Domain. If Tenant's use of the Premises is materially and adversely affected due to the taking by eminent domain of part or all of the Premises or any other part of the Building or appurtenances thereto including the parking lot, this Lease shall terminate on the date when title vests pursuant to such taking. The basic rent, and any additional rent, shall be apportioned as of the termination date and any basic and additional rent paid for any period beyond the termination date shall be repaid to Tenant. Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Tenant may file a separate claim for any taking of fixtures and improvements owned by Tenant which have not become the Landlord's property, and for moving expenses, provided the same shall in no way affect or diminish Landlord's award. In the event of a partial taking which does not affect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there shall be an equitable reduction of the basic rent and additional rent, depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder.

33.   Assignment, Subletting.

      15.1. If the Tenant shall desire to sublet all or any portion of the Premises, it shall first submit in writing to the Landlord;

            15.1.1.     The name and address of the proposed subtenant;

            15.1.2.     The terms and conditions of the proposed subletting;

            15.1.3. The nature and character of the business of the proposed subtenant;

            15.1.4. Banking, financial and other credit information relating to the proposed subtenant reasonably sufficient to enable Landlord to determine the proposed subtenant's financial responsibility; and

            15.1.5. Plans and specifications for the layout, partitioning, HVAC and electrical installations, if any, required for the Premises to be sublet.

      15.2. If the nature and character of the business of the proposed subtenant, and the proposed use and occupancy of the Premises by the proposed subtenant, is in keeping and compatible with the dignity and character of the Building, then Landlord agrees not to unreasonably withhold or delay its consent to any such proposed subletting, providing that Tenant shall, by notice in writing as described in Article 15.1 above, advise Landlord of its intention to sublease all or any part of the Premises, on and after a stated date (which shall not be less than sixty (60) days after the date on which Tenant's notice is given). Landlord shall thereupon have the right, to be exercised by giving written notice to Tenant within thirty (30) days after Landlord's receipt of Tenant's notice, to recapture the Premises. Such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date thirty (30) days following the date set forth in Tenant's notice, or thirty (30) days after Tenant shall have surrendered possession of the Premises, whichever is later, with no further obligation due by Tenant with respect to such space. In the event less than all of the Premises are sublet or recapture, Tenant or any permitted sublessee shall be obligated to construct and erect such partitioning and means of ingress and egress as may be required to sever the space retained by tenant from the space recaptured or sublet, all in accordance with requirements of Article 11 hereof.

      15.3. If this Lease should be cancelled pursuant to the foregoing with respect to less than the entire Premises, the basic rent and additional rent shall be proportionately adjusted, and this Lease, as so amended, shall continue thereafter in full force and effect.

      15.4. In addition to the foregoing requirements, no sublease shall be made if:

            15.4.1 Such sublease shall result in occupancy of the Premises by more than two (2) tenants, including the Tenant hereunder, or

            15.4.2 The sublease shall be for a term of less than two (2) years, unless the unexpired term of this Lease shall be less than (2) years, or

            15.4.3. The proposed subtenant shall be an existing tenant of the Building, or any other building owned by Landlord or any Affiliate of Landlord, or

            15.4.4. Tenant shall be in default under any of the terms or conditions of this Lease at the time of any notice or request for consent under the terms of this Article or at the effective date of such subletting.

      15.5. Any subletting which is not recaptured by Landlord shall not in any event release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall remain liable hereunder with respect to the entire Premises, except as otherwise provided herein or by law. The subtenant shall also agree in writing, to assume, comply with, and bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet; and Tenant shall deliver to Landlord promptly after execution, an executed duplicate original copy of such sublease and an agreement of assumption by the subtenant.

      15.6. The sublease must provide that it is subject to all of the terms and conditions of this Lease and the sublease must provide that in the event of the expiration or other termination of this Lease for any reason whatsoever whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, the proposed subtenant agrees, but only if requested by and at the option of Landlord, to make full and complete attornment to Landlord for the balance of the term of the sublease. Such attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord, which the proposed subtenant agrees to execute and deliver at any time within five (5) days after requested of Landlord, it successors and assigns, and the proposed subtenant waives the provisions of any law now or hereafter in effect which may give the proposed subtenant any right of election to terminate the sublease or to surrender possession of the premises in the event any proceeding is brought by Landlord under this Lease to terminate this Lease.

      15.7. Tenant shall be responsible for obtaining all permits and approvals required by any governmental or quasigovernmental agency for any work, or as otherwise required in connection with the proposed sublease of the Premises. Tenant shall also be responsible for and is required to reimburse Landlord for all costs which Landlord incurs in reviewing the proposed sublease, including a charge payable to Landlord in the sum of Five Hundred Dollars ($500.00), and for the cost of any permits, approvals and applications for the construction or alteration of the subleased premises.

      15.8. The Tenant shall not assign this Lease.

34. Activities Increasing Fire Insurance Rates. Tenant shall not do or suffer anything to be done in the Premises which will increase the rate of fire insurance on the Building.

35. Right to Inspect and Repair. Landlord may enter the Premises, but shall not be obligated to do so (except as required by an specific provision of this Lease); at any reasonable time on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements of additions, in, to, and about the Premises or the Property, as Landlord deems necessary or desirable, provided Landlord shall not unreasonably interfere with Tenant's business operations at the Property. Landlord shall restore the Premises to their pre-existing condition if any damage results in connection with such repairs, replacements or additions by Landlord and Landlord shall repair any other property damaged in the course of making such repairs, replacements or additions, the cost f such restoration and repair to be at landlord's expense. In no event shall Tenant have any claims against Landlord for necessary and reasonable interruptions of Tenant's business, or for any other consequential damages sustained by Tenant in the course of such repairs, replacements or restoration, however occurring, including those resulting from the negligence of Landlord, its agents or employees.

36.   No Liability of Landlord.

      18.1. Landlord and its agents, and employees, shall not be liable for any loss of or damage to any of Tenant's Property or Tenant's Changes or to property of others any of which is entrusted to any employee of the Building, nor shall Landlord, its agents or employees be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by and due to the negligence or wilful misconduct of Landlord, its agents or employees.

            Nothing in this section 18.1 contained shall be deemed to impose on the Tenant liability for any of the foregoing unless caused by Tenant.

      18.2. Tenant agrees if Tenant, its contractors, agents or employees shall be negligent, to indemnify, defend and save harmless, Landlord and its partners, officers, directors, contractors, agents and employees from and against any property damage and bodily injury liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including, but not limited to, reasonable attorney's fees) to which landlord or any such partner, officer, director, contractor, agent or employee may be subject or suffer by any liability or claim for any injury to, or death of, any person, for persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the negligent use and occupancy of the Premises or the Property, or from, any work; installation or thing whatsoever done or omitted (other than by Landlord or its contractors or the agents or employees of either) in the Premises or on the Property during the Term and during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises, or arising from any default by Tenant in the performance of Tenant's obligations under this Lease or from any negligent act or omission of Tenant or any of Tenant's agents, contractors, employees, subtenants, licensees, or invitees.

      18.3. Tenant shall reimburse and compensate Landlord as additional rent within five (5) days after rendition of a statement for all expenditures made by or losses, damages or fines sustained or incurred by Landlord (including, but not limited to, reasonable attorney's fees) due to the operation of this Article 18 or non-performance or non-compliance with or breach or failure by Tenant to observe any term, covenant or condition of this Lease.

37. Services to be Provided by Landlord; Landlord's Exculpation. While Tenant is not in default under any of the provisions of this Lease, Landlord agrees to furnish during Building Hours, except on Holidays, the cleaning services set forth on Exhibit "C" attached hereto, subject to the conditions therein stated; heating, ventilating and ordinary air-conditioning ("HVAC"), as appropriate for the season; and Common Facilities cleaning, maintenance and lighting.

      19.1 Notwithstanding the requirements of any provision of this Lease, Lessor shall not be liable for failure to furnish any of the aforesaid services when such failure is due to Force Majeure. Landlord shall not be liable, under any circumstances, including negligence of Landlord, its agents and employees, for loss of, or injury to, Tenant or Tenant's business or property however occurring, through or in connection with or incidental to the furnishing of, or failure to furnish, any of the aforesaid services.

      19.2. Lessee's use of HVAC in excess of Building Hours shall result in a direct charge to Tenant to reflect such additional consumption, as determined by Landlord's independent electrical consultant, which charge shall be payable by Tenant to Landlord within ten (10) days after demand by Landlord.

      19.3. This Lease and obligations of Tenant to pay rent hereunder and to perform all of the other covenant and agreements hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused if Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures.

      19.4. Landlord reserves the right, without being liable to Tenant and without abatement or diminution in rent, to suspend, delay or stop any of Building services to be furnished and provided by Landlord under this Lease whenever necessary by reason of Force majeure, or for emergency, or for inspection, cleaning, repairs, replacements, alterations, improvements or renewals which, in Landlord's reasonable judgment, are desirable or necessary to be made. Landlord agrees, however, to use its best efforts and to act with all due diligence to restore or have restored any services which may be suspended, delayed or stopped.

38. Electricity. The cost of electrical current which shall be supplied by Landlord for use by Tenant in the Demised Premises, other than for heating or air-conditioning purposes, shall be reimbursed to Landlord by Tenant at terms, classifications and rates normally charged by the public utilities corporation serving that part of the municipality where the Property is located. In the event Landlord does not install a separate electric meter or meters for the Demised Premises or any other part of the Property used exclusively by Tenant, the provisions of Section 20.1 shall be applicable.

      20.1. Tenant agrees that Landlord's independent electrical engineering consultant shall make a survey of the electrical power demand of the electric lighting fixtures and the electric equipment used by Tenant at the Property to determine the average monthly electric consumption thereof. The findings of said consultant as to the average monthly electric consumption of Tenant shall, unless objected to by Tenant within thirty (30) days after notice to Tenant of said findings, be conclusive and binding on Landlord and Tenant. After Landlord's consultant has submitted its report to Landlord, Tenant shall pay to Landlord as additional monthly rent of One Hundred Eighty Dollars ($180.00) which is a fixed additional rate that shall not be diminished, reduced or mitigated as a result of Tenant's failure to use electricity in subject premises, Tenant's abandonment of subject premises or Tenant's vacator of subject premises, within ten (10) days after demand therefore by Landlord, the amount (based on the monthly consumption found by such consultant and the applicable utility rates) determined by said consultant as owing from the Commencement Date, through the then expired months of the Term, to include the then current month. Thereafter, on the first day of every month, in advance, Tenant shall pay the amount set forth as the monthly consumption in said report, as additional rent. Proportionate sums shall be payable for periods of less than a full month if the Term commences on any day other than the first day of the month. If Tenant objects to said findings, Tenant shall nevertheless pay and continue to pay the amount determined by Landlord's consultant. Upon objection by Tenant, Tenant shall retain a qualified consultant and if landlord's and Tenant's consultants cannot agree as to Tenant's consumption within ten (10) days of Tenant's consultant's findings, either Landlord or Tenant may request the American Arbitration Association to appoint a qualified electrical engineering consultant whose decision shall be final and binding on Landlord and Tenant, and whose costs shall be shared equally. Upon the issue being finally resolved and any overpayment made by Tenant shall be refunded by Landlord, and any underpayment shall be paid by Tenant as additional rent.

      20.2. In the event that there shall be an increase or decrease in the rate schedule (including surcharge or demand adjustments), of the public utility service to the Building, or the imposition of any tax with respect to such service or increase in any such tax following the Lease Term's commencement, the additional rent payable under this
            Article 20 shall be adjusted equitably to reflect the increase or decrease in rate or imposition or increase in the aforesaid tax. All computation shall be made on the basis of Tenant's surveyed usage as if a meter measuring such usage to the Premises exclusively was in place.

      20.3. Tenant covenants that it shall not introduce any equipment or lighting material different from that on the Property as of Landlord's electrical survey or in addition to the aforesaid equipment or lighting on the Property as of said survey without Landlord's prior written consent. In no event shall Tenant's use of electricity in the Premises at any time exceed the capacity of any electrical conductors and equipment in or otherwise serving the Premises. The introduction of any new or different equipment or lighting approved by Landlord shall be cause for a resurveying of the Premises at Tenant's expense by Landlord's electrical consultant, subject to Tenant's rights and obligations as contained in Section 20.1. above. Landlord reserves the right to inspect the Premises to insure compliance with this provision.

      20.4. Landlord shall not be liable in any way to Tenant, for any loss, damage or expense which Tenant may sustain or incur as a result of any failure, defect or change in the quantity or character of electrical energy available for redistribution to the Premises nor for any interruption in the supply of electricity and Tenant agrees that such supply may be interrupted for inspection, repairs, replacement and in emergencies. In no event shall Landlord be liable for any business interruption suffered by Tenant.

      20.5. Tenant shall furnish and install all replacement lighting tubes, lamps, ballasts and bulbs required in the premises, at Tenant's expense, and at Landlord's option, shall purchase same from Landlord.

      20.6. Lessee's use of electrical service as contemplated herein shall be during Building Hours, and any use in excess of said Building Hours shall result in an adjustment computed as set forth in Section 20.1 above to reflect such additional consumption.

39.   Bankruptcy of Tenant.

      21.1. Upon the filing of a petition by or against Tenant under the U.S. Bankruptcy Act of 1978, as amended or under any other law relating to bankruptcy, Tenant, as debtor or as debtor in possession, and any trustee who may be appointed, agree to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the Court having jurisdiction thereof; to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Demised Premises an amount equal to all rent and other charges otherwise due pursuant to this Lease; to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Act or within one hundred twenty (120) days (or such shorter term as Landlord in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; to give Landlord at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease; to give at least thirty (30) days prior written notice of any abandonment of the Premises, any such abandonment to be deemed a rejection of this Lease; to do all other things of benefit to Landlord otherwise required under the Bankruptcy Act; to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

      21.2. No default under this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

40.   Defaults.

      22.1  In the event that:

            22.1.1. Tenant defaults in the payment of any basic rent or any additional rent and such default continues for three (3) days after the same has become due;

            22.1.2. Tenant defaults in fulfilling any of the covenant or agreements of this Lease on its part to be kept or performed and such default is not cured within fifteen
                        (15) days after written notice from Landlord or its agent or if such default is of such nature that it cannot be completed cured within such period, Tenant does not commence such curing within fifteen (15) days and thereafter fails to proceed with due diligence and in good faith to cure such default; or

            22.1.3. This Lease is transferred to or dissolves by merger, consolidation or operation of law upon person, firm or corporation other than Tenant, except as may be specifically permitted by this Lease;

            22.1.4. A receiver is appointed to take possession of all or substantially all of the Tenant's assets or Tenant makes a general assignment for the benefit of creditors or Tenant takes any action or suffers to be taken any action under any insolvency or bankruptcy act; or

            22.1.5. Tenant abandons the Premises or Tenant fails to take possession of the Premises within ten (10) days after the Commencement Date; then and in any of such events, Landlord or its agent, may give Tenant written notice specifying a day not less than five (5) days thereafter whereupon if the default is not cured the Term shall end, and on the day specified the Term shall expire as if that day were the day herein fixed for the expiration of the Term, and Tenant shall then quit and surrender the Premises to Landlord and Tenant shall remain liable as herein provided.

      22.2 Upon the occurrence of any of the events specified in Section 22.1, and after the expiration of any applicable grace period, Landlord may re-enter the Premises and remove Tenant by summary proceedings or otherwise. In case of any such re-entry, expiration of the Term and/or dispossess by summary proceedings or otherwise, the basic rent and additional rent shall become due and payable up to the time of such re-entry, dispossess and/or expiration, together with such reasonable expenses as Landlord may incur in obtaining possession of the Premises (including, but not limited to, reasonable attorneys' fees, brokerage fees and/or the cost of putting the Premises in good order, and for preparing the same for re-rental) but Tenant shall not be responsible for substantial "build to suit" types of expenses.

            Landlord may relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be less than or exceed the period which may otherwise have constituted the balance of the Term and may grant reasonable concessions, or free rent and Tenant shall not be credited therewith; and Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages


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

            for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between all basic rent and additional rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the basic and additional rents collected on account of the Lease of the Premises for the period which would otherwise have constituted the balance of the Term. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent days specified in the Lease, until Landlord or Tenant shall elect to accelerate the payment of such liquidated damages in which event Tenant shall pay Landlord, within ten (10) days after Landlord's demand, an amount equal to such deficiency above discounted to present value by allowing interest at the rate of four (4%) percent per annum. Any suit brought to collect the amount of such deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord shall not be liable for inability to relet the Demised Premises. The words "re-enter" or "re-entry" as used in this Lease shall not be restricted to their technical legal meaning. Tenant shall not be entitled to any surplus accruing to Landlord as a result of any reletting and no such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. Tenant hereby waives all rights of redemption to which Tenant or any person under Tenant might be entitled by any law now or hereafter in force.

      22.3. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.

      22.4. If Tenant shall default in the performance of any provision, covenant or condition on its part to be performed under this Lease, Landlord may, at its option, perform the same for the account and at the expense of Tenant. If Landlord at any time shall be compelled to pay or elects to pay any sum of money or do any act which requires the payment of any sum of money by reason of the failure of the Tenant to comply with any provision of this Lease, or if Landlord incurs any expense including reasonable attorneys fees in prosecuting or defending any action or proceeding by reason of any default of Tenant under this Lease, the sums so paid by Landlord, with interest at the lesser of the rate of eighteen (18%) percent per annum or the maximum rate permitted by law, together with costs and damages shall be due from and be paid by Tenant to Landlord on demand as additional rent hereunder.

41. Excavations. If an excavation or other construction shall be undertaken with Landlord's approval upon land adjacent to the Building, Tenant shall afford to the party performing such work permission to enter upon the Premises for the purpose of doing such work as such part deems necessary to preserve any wall, or the Building, from injury or damage and to support the same by proper foundations, without the same constituting an eviction of Tenant, in whole or in part, and without any claim for damages or indemnity against Landlord, or diminution or abatement of rent. The party performing such work shall use reasonable efforts to minimize interference with, or interruption of, Tenant's business operations, and shall expeditiously repair any damage caused to the Premises as a result of such work.

42. Adjustments to Basic Rent. The annual basic rent reserved in this Lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article.

      (a) Definitions: For the purposes of this Article, the following definitions shall apply:

            (i) The term "Price Index" shall mean the "Consumer Price Index" for All Urban Consumers as published by the Bureau of Labor Statistics of the U.S. Department of Labor from time to time, New York, New York-Northeastern, New Jersey, all items (1982-84 = 100), or a successor or substitute index appropriately adjusted.

            (ii) The term "Initial Price Index" shall mean the Price Index in effect during the month in which this lease is executed by the parties.

      (b) Effective as of the basic rent payment due on the first day of January following the Commencement Date, or if said date is less than six (6) months after the Commencement Date, then effective as of the first day of July following the Commencement Date, and every January and July thereafter during the Term of this Lease, there shall be made a cost of living adjustment in the annual basic rent payable hereunder (it being the intention of the parties that the basic rent adjustment provided for in this Article shall be made every six (6) months after, the first adjustment is made). Each adjustment shall be based on the percentage difference between the Price Index in effect for the month immediately preceding the applicable adjustment period and the Initial Price Index.

            (i) In the event the Price Index for the month immediately preceding the period for which the adjustment is to be made reflects an increase over the Initial Price Index, than the annual basic rent to be paid pursuant to Article 5.1(a) hereof (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for such immediately preceding month and the Initial Price Index, and the resulting sum shall be added to such annual basic rent, effective as of the adjustment date. Said adjusted annual basic rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this Lease. In no event shall the annual basic rent payable during the first adjustment period be less than the annual basic rent payable pursuant to the provisions of Article 5.1(a) of this Lease. In no event shall the annual basic rent payable during any subsequent adjustment period be less than the annual basic rent payable during the immediately preceding adjustment period.

                  The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual basic rent payable hereunder:

                  If the Lease is fully executed on March, 1989, and the Commencement Date is June 1, the first basic rent adjustment would be effective on January 1, 1990. Assuming that the annual basic rent is initially $10,000.00, and the Initial Price Index was 102.0, if the Price Index for the month of December, 1989, was 105.0, then the percentage increase thus reflected, e.g., 2.949% (3.0/102.0) would be multiplied by $10,000.00, and the annual basic rent would be increased by $249.10, and effective as of January 1, the monthly payment of basic rent would be increased from $833.33 to $854.09. The annual basic rent would be adjusted again on July 1, 1990, by comparing the Initial Price Index and the Price Index for June of such calendar year, and the percentage increase reflected would be multiplied by $10,000.00 to determine the applicable increase in the annual basic rent. Adjustments to the basic annual rent would continue to be made every six (6) months during the Term.

                  In the above example, if the Commencement Date was August 1, 1989, the first adjustment to the annual basic rent would be made for the six (6) month period commencing on July 1, 1990. Subsequent adjustments would be made every six (6) months thereafter.

                  In the event that the Price Index ceases to use 1982-84 = 100 as the basis of calculation or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this Lease not been altered. In the even such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore use din determining the Price Index, as selected by Landlord in its reasonable judgment shall be used.

                  No adjustment or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published of the Price Index for any month.

            (c) Landlord will cause statements of the cost of living and adjustments provided for in subparagraph (b) above to be prepared in reasonable detail and delivered to Tenant.

            (d) Any delay or failure of Landlord, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustment hereunder and Tenant shall pay the rent adjustment for the expired months of the applicable adjustment period within ten (10) days after Tenant's receipt of notice of the adjustment from Landlord.

            (e) Notwithstanding any expiration or termination of this Lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the Lease expiration date, and shall survive any expiration or termination of this Lease.

43. Partial Invalidity. If any provision of this Lease or any application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Lease or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

44. Estoppel Certificate. Tenant agrees, at any time, and from time to time, upon not less than ten (10) days prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement, in writing, addressed to Landlord and to any mortgagee, prospective mortgage, or any other party specified by Landlord, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, describing them), the improvements required pursuant to Article 11 have been made and completed (if applicable) and stating that Tenant has accepted possession; the dates to which base rent, additional rent and other charges have been paid, the date on which the Term of the Lease commenced and stating whether or not to the best knowledge of the signer of such certificate, there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, and stating any other fact or certifying any other condition reasonably requested by Landlord or reasonably required by any mortgagee, prospective mortgagee or purchaser or assignees of such mortgagee or of Landlord, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee. Tenant hereby agrees to deliver an Estoppel Certificate to Landlord on or before the Commencement Date of this Lease.

45. Holding Over. In the event that Tenant shall remain in occupancy of the Premises for any period beyond the expiration of the Term of this Lease or any renewals or extensions thereof, such occupancy shall be deemed to be a month-to-month tenancy at a monthly rental equal to twice the sum of the basic rent and additional rent payable for the last month of the Term, and Tenant shall be liable for any additional damages that might be suffered by Landlord as a result of Tenant's failure to vacate the Premises and deliver possession thereof to Landlord as required by this Lease. The acceptance of rent by

      Landlord shall not be deemed to create a new or additional tenancy other than as aforesaid.

46. Landlord's Right to Enter. Landlord shall have the right to enter upon the Premises at all reasonable hours for the following purposes: to inspect or protect the same; to effect compliance with any law, order or regulation of any governmental authority having jurisdiction; to exhibit the same to prospective purchasers, lenders or lessees; to make or supervise repairs, additions or alterations to the Premises or the Building, and to take all required materials into the Premises for such purposes; to erect, use and maintain pipes and conduits in and through the Premises; and to alter, decorate or otherwise prepare the Premises for reoccupancy but only after Tenant has vacated the same or shall have removed substantially all of its property therefrom provided that all of the above is done in conjunction with Tenant so as to minimize any interruption of Tenant's business activity so as to meet the objectives of both parties. None of the foregoing shall constitute an actual or constructive eviction of Tenant or a deprivation of its rights, not subject Landlord to any liability or impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building of which the Premises are a part, or any part thereof, other than as herein specifically provided, or entitle Tenant to any compensation or diminution or abatement of the rent reserved.

47.   No Waiver; Entire Agreement; No Surrender.

      29.1. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant, agreement, term, provision or condition of this Lease, or any of Landlord's Rules and Regulations shall not constitute a waiver thereof and Landlord shall have all remedies provided herein and by applicable law with respect to any act, which would have originally constituted a default by Tenant. The receipt by Landlord of basic rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to bill or collect rent in a timely fashion shall not be construed as a waiver of Landlord's right to collect rent at any time during the Term or any time thereafter.

      29.2. This Lease with the schedules, riders and exhibits, if any, annexed hereto contains the entire agreement between Landlord and Tenant, and any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waiver, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement is sought. If Tenant shall have any right to an extension or renewal of the Term, or any right to lease other space from Landlord or any Affiliate of the Landlord, Landlord's exercise of Landlord's right to terminate this Lease shall operate automatically and without any further action or notice on the part of Landlord to terminate such renewal, extension or other right, whether or not theretofore exercised by Tenant.

      29.3. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. In the event of Tenant at any time desiring to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease. Tenant hereby relieves Landlord of any liability for loss or damage to any of Tenant's effects in connection with such subletting.

48. Landlord's Covenants of Quiet Enjoyment. Landlord covenants and agrees that if and so long as Tenant pays the rent herein reserved, and performs and observes the covenants, conditions and agreements hereof upon the part of the Tenant to be performed and observed, Landlord shall do nothing to affect Tenant's right to peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

49.   Indemnity and Tenant's Insurance.

      31.1. Tenant shall indemnify and hold harmless Landlord, its invitees, employees or assigns from and against any and all claims arising from Tenant's negligence or intentional acts (A) in Tenant's use of the Premises and any other part of the Property, or (B) from the conduct of Tenant's business of (C) from any activity, work or things done, permitted or suffered by Tenant in or about the Premsies or elsewhere, and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to the be performed under the Terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's employees and from and against all costs, reasonable attorneys fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Provided, however, Tenant shall not be obligated to indemnify Landlord from any liability caused by or resulting from the negligence or intentional act of Landlord, its invitees, contractors, agents or employees, or from the act of any third party not associated with Tenant.

      31.2. Tenant shall pay, provide and keep in force during the Term hereof, Comprehensive General Liability Insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises or any appurtenances thereto, arising out of Tenant's negligence or intentional act in the operation and control of the Premises, including, but not limited to, any liability of Landlord to third parties arising out of the negligent or intentional act of Tenant or its employees, in total limits of not less than $1,000,000.00 in respect to bodily injury or death to any one person, and $300,000.00 in respect to any one occurrence, accident or disaster, and property damage with limits of not less than $500,000.00 or such other amounts as may from time to time be reasonably required by Landlord, or the holder of the first mortgage. Tenant shall cause Landlord and any mortgagee to be named as an additional insureds on said liability insurance.

      31.3. Tenant covenants and represents, said representation being specifically designed to induce Landlord to execute this Lease, that Tenant's personal property, fixtures and all improvements, alterations and additions made by Tenant, and any other items which Tenant may bring to the Premises which may be subject to any claim for damages or destruction due to Landlord's negligence shall be fully insured by a policy of insurance covering all risks of loss with no deductible which such policy shall specifically provide for a waiver of subrogation for Landlord without regard to whether or not same shall cost an additional premium and notwithstanding anything to the contrary contained in this Lease.

      31.4. Tenant shall, at its expense, provide and keep in full force for the benefit of Landlord and Tenant, rent insurance in an amount at least equal to the then annual basic rent payable hereunder, plus the additional rent payable by Tenant for the proceeding twelve (12) month period, and the cost of the annual premiums required to be paid for the coverages provided for under this Article. Tenant hereby assigns to lessor all of its right, title and interest in and to the rent insurance proceeds to be held by lessor as security for the payment of the rent and additional rents due hereunder until restoration of the Demised Premises or expiration of the Term.

      31.5. Tenant shall provide and keep in force such other insurance and in such amounts as may, from time to time, be reasonably required by Landlord, or any mortgagee, wherein Landlord is named as an additional named insured, or by the holder of any mortgage to which this Lease is subject, against such other insurable hazards as at the time are normally insured against in cases of premises similarly situated and similarly used.

      31.6. All insurance required to be provided by Tenant by the provisions of this Article shall be carried in favor of Landlord, Tenant, and any mortgagee, as their respective interests may appear, in such responsible companies and in such form as shall be reasonable satisfactory to Landlord and to the holder of any mortgage to which this Lease is subject and subordinate.

      31.7. Cancellation of Insurance. All policies referred to hereunder, and required to be procured by Tenant, shall be paid for by Tenant and shall be non-assessable and shall require thirty (30) days prior notice by the insurer by registered mail to landlord, and to the holder of any mortgage to which this Lease is subject and subordinated, of any cancellation thereof or change therein affecting the coverage hereunder.

      31.8. Landlord to Insure. If Tenant fails to procure the insurance as required hereunder, Landlord reserves the unqualified right at any time, after ten (10) days notice, to secure any insurance that is required of Tenant at Tenant's expense. On Landlord's demand, reimbursement shall be made by Tenant, as additional rent.

      31.9 Evidence of Insurance. Tenant shall procure policies for all said insurance for periods of not less than one (1) year and shall deliver to Landlord evidence of insurance and of the payment of premiums thereon within ten (10) days after the date hereof, and shall procure renewals thereof from time to time, delivering certificates of said renewals to the Landlord at least thirty (30) days before the expiration thereof, together with such evidence of payment as is provided by the insurance carrier.

      31.10.Waiver  of   Subrogation.   Subject  to  their   ability  to  obtain
            appropriate endorsements from their respective insurance carriers, Tenant and lessor each waive any and all rights of recovery against the other and against the officers, employees, agents, and representatives of the other, for loss or damage, etc., to such waiving party or its property or the property of others under its control where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. In obtaining policies of insurance required by this Lease, lessor and Tenant shall obtain a waiver of subrogation endorsement or an express provision in the policy having that effect. In the event that any insurer imposes a charge for making such waiver endorsement, the charge shall be paid by the respective party; and, in the event that either party fails to obtain such a waiver endorsement from its insurer, then the other party shall be likewise relieved from its obligation to do so. Nothing in this paragraph shall be construed as a waiver of recovery rights with regard to damages not compensated by insurance.

50. Attorney's Fees. Tenant agrees to pay to Landlord upon demand, as additional rent, a sum equal to all costs and expenses (including reasonable attorney's fees) incurred by Landlord during or after the Term in enforcing all or any of Landlord's rights under this Lease because of a breach by Tenant, whether or not an action or proceeding is commenced, or levying and collecting on any judgment in Landlord's favor.

51. Broker. Tenant and Landlord warrant and represent to each other that there are no brokers who negotiated or brought about this transaction other than DJM Group. Tenant and Landlord shall indemnify, defend and hold each other harmless from any and all claims for any brokerage commissions or other compensation asserted by any other broker or person in connection with this Lease, arising from the respective acts of Tenant or Landlord, and their respective expenses (including reasonable attorney's fees) related


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

      thereto. Landlord agrees to pay a broker's commission to DJM Group with respect to this Lease, pursuant to separate agreement.

52. Execution by Landlord. The submission of this Lease Agreement for examination does not constitute a reservation of or option for the Premises and this Lease shall be of no force and effect whatsoever unless it shall have been executed by the Landlord.

53. Recordation. Tenant covenants not to place this Lease or the Commencement Date certificate referred to in Section 7.2 on record. At the request of Landlord, Tenant will execute a memorandum of Lease for recording purposes containing references to such provisions of this Lease as Landlord, in its sole discretion, shall deem necessary.

54.   Subordination.

      36.1. This Lease, any amendments, extensions, options (if any) and any other rights granted to Tenant hereunder shall be subject and subordinate at all times in lien and priority to any and all present and future ground and underlying leases affecting all or any part of the Property or Building and to any and all mortgages which may now or hereafter be placed on or affect such leases, and/or the Property or Building, and to all renewals, modifications, consolidations, and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such ground and/or underlying lease or mortgage if requested to do so by Landlord, and any further instrument or instruments of attornment that may be reasonably desired by any such lessee, mortgagee or Landlord. Tenant hereby irrevocably appoints Landlord attorney-in-fact to execute and deliver any such instrument for Tenant in the event Tenant fails to execute and deliver same within five (5) days after demand by Landlord. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease without Tenant's consent, by giving notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee. If requested by Tenant, Landlord agrees to use its best efforts to obtain a nondisturbance agreement from any Mortgagee which has agreed to provide same, in form reasonably satisfactory to any such Mortgagee.

      36.2. In the event of any act or omission by Landlord or Tenant which would give the other party the right to terminate this Lease or claim a partial or total eviction, or claim against Landlord for the payment of money, Tenant will not exercise such right until it has given written notice of such act or omission to Landlord and the mortgagee and a reasonable period for remedying such act or omission shall have elapsed following the giving of such notices, during which period of time the

            Landlord or the Mortgagee or any of them, with reasonable diligence following the giving of such notice, has not commenced and continued diligently to remedy such act or omission. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under any applicable provision of law, nor any obligation on the part of the Mortgagee to remedy any act or omission of Landlord.

55. Notices. Any notice, request or demand permitted or required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or the Tenant to landlord, shall be in writing, and shall be delivered by hand or courier service, or mailed by registered or certified mail, return receipt requested, addressed if to Tenant, to Attention: Patrick McLaren, Perma Grass Corporation, 377 Route 17 South, Suite 116, Hasbrouck Heights, New Jersey 07604 and if to Landlord, Satnick Development Corporation at 377 Route 17 South, Hasbrouck Heights, New Jersey 07604, with a copy to:

      Such notice, request or demand shall be deemed given when actually delivered or if mailed, when received by the addressee as evidenced by the return receipt, or if refused, the date on which delivery was first attempted as evidenced by the postal records. Either party may from time to time, by notice as aforesaid, designate a different address for notices, requests or demand.

56. Personal Property Taxes. Tenant agrees to pay all taxes imposed on the Property of Tenant for its use and occupancy of the Premises, and to hold Landlord harmless therefrom.

57. Property Changes. This Lease shall not be affected or impaired by any change to, or easements or other rights granted in, any lawns, sidewalks, driveways, curb cuts or streets adjacent to or around the Property, except as provided in the provisions of this Lease dealing with condemnation.

58. Persons Bound. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and inure to the benefit of the respective heirs, distributees, executors, administrators, successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, but nothing herein contained shall be construed to give Tenant the right to assign this Lease. The covenants and obligations on the part of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, by operation of law or otherwise, and in the event of such transfer or any subsequent transfer, Tenant agrees to look solely to the transferee fr the performance of Landlord's covenants and obligations, but only with respect to the period beginning with such transfer and ending with a subsequent transfer of such interest, and all acts, covenants or obligations due on the part of Landlord during its ownership shall survive any act of transfer of the fee title to or leasehold interest in the Property.


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

59.   Miscellaneous Conditions.

      41.1. This Lease is expressly conditioned upon Landlord receiving the consent and approval of Landlord's mortgagee to its terms and provisions not later than sixty (60) days after its execution and delivery by both parties, failing which, Landlord may cancel this Lease and Tenant's deposit and any rent paid shall be returned without further obligation of the parties. To enable the Landlord to satisfy the requirements of any present or future mortgagee, if any mortgagee requires modifications to this Lese, provided such modifications do not materially alter the approved plans and specifications of Tenant and do not increase the rent or materially and adversely affect any other rights of Tenant hereunder, Landlord shall submit to Tenant a written amendment of this Lease containing such required modifications. If Tenant fails to execute and return such amendment within ten (10) days after the amendment has been received by Tenant, Landlord shall have the right to cancel this Lease upon written notice to Tenant, whereupon this Lease shall immediately be cancelled and terminated, any money or security deposited by Tenant with Landlord shall be returned to Tenant and both Landlord and Tenant shall thereupon be relieved from any and all further liability or obligation hereunder.

60.   Miscellaneous.

      42.1. Tenant agrees that neither Landlord, nor Landlord's agents, employees or representatives nor any other party has made, and Tenant does not rely on, any representations, warranties or promises with respect to the Building, the Property, the Premises or this Lease, except as herein expressly set forth.

      42.2. The Article headings of this Lease are for convenience only and shall not limit or define the meaning or content hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

      42.3. Anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate of Landlord in the property for the satisfaction of each and every remedy of Tenant in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord or any officer, director, shareholder or general partner of Landlord or their respective successors and assigns shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies, such exculpation of liability to be absolute and without any exceptions whatsoever.

      42.4. Except with respect to the signage provided for Tenant in the Work Letter, Tenant shall not place any sign on the exterior of the Building without Landlord's consent. Any sign placed on the exterior of the Building shall comply with all applicable governmental regulations and be of a style and set in a location which would not, in the option of the Landlord, give the impression that the Tenant is the only occupant of the Building.

      42.5. If Tenant is a corporation, each individual executing this Lease on behalf os aid corporation represents and warrants that he is duly authorized to execute and deliver this Lese on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, simultaneously with the execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

      IN WITNESS WHEREOF, this Lease has been executed and delivered as of the ____ day of _________________, _____.

WITNESS:                                                      TENANT:


                                    Perma Grass Corporation


BY:                                 BY:
   ----------------------------        ---------------------------------

ATTESTED:                                                   LANDLORD:


                                    Satnick Development Corp. (Landlord)


BY:                                 BY:
   ----------------------------        ---------------------------------

                                   EXHIBIT "A"

                              RULES AND REGULATIONS

61. The public and common sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed, or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the premises.

62. No awnings or other projections shall be attached to the outside walls of the Building without prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be a quality type, design and color, and attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the Premises must be of a quality, type, design and bulb color approved by the Landlord.

63. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant or any part of the outside or inside of the Premiss or Building without prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixes for each Tenant by the landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord.

64. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passage ways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

65. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

66. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and if linoleum, rug or other similar floor covering is desired to be used, and interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of


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

      cement or other similar adhesive material being expressly prohibited.

67. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

68. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other occupants of the Building or those having business with them whether by the use of any musical instrument, radio, television set, talking machine, unmusical noise, whistling, signing, or in any other way. No Tenant shall throw anything out of the doors, windows or skylights or down the passageways.

69. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

70. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agents may reasonably designate from time to time. The Landlord reserves the right to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations are a part.

71. No Tenant shall occupy or permit any portion of the Premises demised to him to be occupied as an office for a public stenographer or typist, or a small loan company or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco, in any form, or as a barber, beauty parlor, or manicure shop, or as an employment bureau. No Tenant shall engage or pay any employees on the Premises, nor advertise for laborers giving an address at said Premises.

72. No Tenant shall purchase spring water, ice, towels, or other like service, from any company or persons not approved by the Landlord.

73. The Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. on Monday to Friday, inclusive, and between the hours of 1:00 p.m. on Saturday and 8:00 a.m. on the following Monday as well as on legal holidays, all persons who do not present a pass to the Building signed by the Landlord. The Landlord will furnish passes to executives for whom Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom it request such pass and key and shall be liable to the Landlord for all acts of such persons. At the option of the Landlord, Tenant agrees to purchase from Landlord all passes, keys and locks, and to pay the cost thereof.

74. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.


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

75. There shall not be used in any space, or in the public halls of any Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

76. Tenant shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. Tenant shall not install or permit the installation or use of any food, beverage, cigarettes, cigar or stamp dispensing machine; or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord.

77. Tenant shall not use or permit the Premises to be used for any unlawful or illegal business or purpose or for lodging.

78. Tenant shall not illegally sell or store upon the premises any spirituous, malt or vinous liquor or any narcotic drugs and shall not exhibit, sell or offer for sale on the premises of the Building anything whatsoever except such as are essentially connected with the stated use of the Premises.

79. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with any fire insurance policies or increase the rate of fire insurance covering the Building of which the Premises form a part and shall not do so permit to be done any act or thing upon the Premises which shall or might subject landlord to any liability or responsibility for injury to any person or persons or to property by means of any business or operation being carried on in the Premises or for any other reason. In no event shall any explosives or flammable materials be taken into or retained in the Premises.

80. Tenant shall not use or permit the parking areas to be used for the parking, loading or unloading of trucks exceeding the weight limit established from time to time by Landlord. Landlord to designate area for loading or unloading and hours for such use.


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

81. Landlord reserves the right, from time to time, to assign and reassign to Tenant and other Tenants of the Building, specific parking spaces, and Tenant agrees to be bound thereby.

                                    TENANT:

                                    Perma Grass Corporation


                                    BY:
                                       -----------------------------------

                                    Date:
                                         ---------------------------------


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

                                   EXHIBIT "B"

                              LANDLORD IMPROVEMENTS

82.   Replace ceiling tile as needed.

83.   Shampoo existing carpeting.

84.   Install five (5) handsets

85.   Paint office one color throughout.


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

                                   EXHIBIT "C"

                               JANITORIAL SERVICES

      Janitorial services provided to Tenant by Landlord, five (5) evenings per week, excluding weekends and holidays, as follows:

86.   Low dusting nightly.

87.   Carpeting vacuumed nightly.

88.   Refuse containers emptied nightly (with plastic liners changed regularly).

89.   Glass entryway doors cleaned nightly.

90.   Windows washed annually.


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

                                   EXHIBIT "D"

                                HOLIDAY SCHEDULE

                                  New Years Day

                                 President's Day

                                   Good Friday

                                  Memorial Day

                                Independence Day

                                    Labor Day

                        Thanksgiving Day [and day after]

                                  Christmas Day


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

                                    GUARANTY

      In consideration of, and as an inducement for the granting, execution and delivery of the foregoing lease ("Lease") at Airport 17 Office Centre, 377 Route 17 South, Hasbrouck Heights, New Jersey, Suite 116 on the lobby level by Satnick Development Corp., Landlord therein named ("Landlord", which term shall be deemed to include the named Landlord and its successors and assigns) to Patrick McLaren, Tenant named ("Tenant", which term shall be deemed to include the named Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned Patrick McLaren ("Guarantor", which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt payment of rent and other charges and sums for a period of thirty-seven (37) months, effective February 1, 1998 through February 28, 2001, (including, without limitation, Landlord's legal expenses and reasonable attorneys' fees and disbursements) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by tenant in the payment of any rent or other charges and sums, or if Tenant should default in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith pay rent and all other charges and sums, to Landlord and any arrears thereof, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages that may arise in consequence of any default by Tenant under the Lease, including, without limitation, all reasonable attorneys' fees, and disbursements incurred by Landlord or caused by any such default or the enforcement of this Guaranty.

      This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is co-extensive with that of Tenant and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to asset by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of this Lease, or (b) any non-liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

      This Guaranty shall be continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment, renewal, modification, amendment, or extension of the Lease, or
(b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c)


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

any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease, or (e) any dealings or transactions or matter of thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof or of any thereof is given to Guarantor.

      Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receive or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.

      No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

      All of Landlord's rights and remedies under the Lease and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

      As further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, or under or by virtue of this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

      Guarantor further agrees to provide Landlord, on the 15th day of January, during the year of the Lease or Leases involved herein, with a personal financial statement detailing with specificity all personal assets and liabilities of the Guarantor as of the date said statement is provided to Landlord, including but not limited to bank accounts, investment accounts, details as to receivables, securities, property owned or leased, etc. A breach by the Guarantor of this provision of this Guaranty shall be considered a material breach of the Lease by the Tenant, and the Landlord shall have all rights as set forth in said Lease to take any and all actions in response to Tenant's material breach of said Lease.


                                    /S/ PATRICK MCLAREN
                                    -----------------------

STATE OF NEW JERSEY:
                   : ss.
COUNTY OF          :

      On  the   day  of   ___________,   ____,   before   me   personally   came
_____________________, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged that he executed same.


                                    ------------------------
                                    NOTARY PUBLIC


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